UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2008

FOREFRONT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-29707	65-0910697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Bill Jones Industrial Drive

Springfield, Tennessee 37172

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (615) 384-1286

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2008, ForeFront Holdings, Inc., a Florida corporation (the “Company”), filed Articles of Amendment (the “Amendment”) with the Florida Secretary of State to amend its Articles of Incorporation to (i) implement a one-for-five reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.001 (the “Common Stock”), and (ii) decrease the aggregate number of shares of all classes of capital stock that the Company may issue from 525,000,000 to 105,000,000, consisting of 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share. The Amendment will become effective at 5:00 p.m., Miami time, on May 27, 2008 (the “Effective Date”).

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split; all fractional shares which would otherwise be required to be issued as a result of the Reverse Stock Split will be rounded up to the nearest whole share. As a result of the Reverse Stock Split, as of the Effective Time, the trading symbol on the Pink Sheets for the Company’s Common Stock will change to “FFHN” and the CUSIP number for the Common Stock will change to 34545T206. Shareholders of record as of the Effective Time will receive a transmittal letter from the Company indicating how they can exchange their current pre-Reverse Stock Split share certificates for new post-Reverse Stock Split share certificates.

The Reverse Stock Split was required by the series of agreements (the “Agreements”) that the Company entered into on December 31, 2007 providing for a reorganization of its operations, pursuant to which the Company will sell to Stanford Venture Capital Holdings, Inc. its current business of designing, decorating, marketing and distributing golf accessories and acquire the broadband multimedia business of Ligent International, Inc., Ligent Photonics, Inc. and Qingdao Hisense Electric Ltd., subsidiaries of Hisense Co. Ltd., a Chinese electronics manufacturer, and Ligent International, Inc.

The above summary of the Amendment and the Agreements is qualified in its entirety by reference to the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by this reference, and the Agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.11 and incorporated herein by this reference.

A copy of the press release, dated May 27, 2008, announcing the Reverse Stock Split is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure.

On May 27 2008, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to the Articles of Incorporation of the Company

10.1	Contribution Agreement, dated as of December 28, 2007, by and between ForeFront Holdings, Inc. and ForeFront (BVI) Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.2	Stock Purchase Agreement, dated as of December 31, 2007, by and among Stanford Venture Capital Holdings, Inc., Stanford International Bank Ltd., ForeFront (BVI) Ltd., ForeFront Holdings, Inc., ForeFront Group, Inc., ForeFront Multimedia, LLC and Miller Golf Company (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.3	Share Exchange Agreement, dated as of December 31, 2007, by and among ForeFront (BVI) Ltd., ForeFront Holdings, Inc., Hisense Co. Ltd., Qingdao Hisense Electronic Holding Ltd. and Ligent Photonics, Inc. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.4	Agreement and Plan of Merger, dated as of December 31, 2007, by and among Ligent International, Inc., ForeFront (BVI) Ltd., ForeFront Holdings, Inc. and Hisense Co. Ltd. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.5	Framework Agreement, dated December 31, 2007, among Qingdao Hisense Electric Ltd., ForeFront (BVI) Ltd. and ForeFront Holdings, Inc. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.6	Common Stock Purchase Agreement, dated as of December 31, 2007, among Broadband Multimedia Systems, Ltd. and Stanford International Bank Ltd. (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.7	Agreement and Plan of Merger, dated as of December 31, 2007, by and among Broadband Multimedia Systems, Ltd., ForeFront (BVI) Ltd. and Stanford International Bank Ltd. (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.8	Articles and Plan of Merger, dated as of December 31, 2007, between ForeFront Holdings, Inc. and ForeFront (BVI) Ltd. (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.9	Indemnification Agreement, dated December 31, 2007, between Stanford International Bank Ltd. and ForeFront (BVI) Ltd. (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.10	Letter Agreement, dated as of December 31, 2007, by and among Stanford Venture Capital Holdings, Inc., Stanford International Bank Ltd., ForeFront Holdings, Inc., ForeFront Group, Inc., ForeFront (BVI) Ltd., ForeFront Multimedia, LLC, Miller Golf Company, Broadband Multimedia Systems, Ltd., Ligent International, Inc., Ligent Photonics, Inc., Hisense Co. Ltd., Qingdao Hisense Electronic Holding Ltd., Qingdao Hisense Electric Ltd. and Hisense Optoelectronic Technologies Co. (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.11	Form of Warrant (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

99.1	Press release dated May 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREFRONT HOLDINGS, INC.

Date: May 27, 2008	By:	/s/ Richard M Gozia
	Name:	Richard M. Gozia
	Title:	Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment to the Articles of Incorporation of the Company

10.1	Contribution Agreement, dated as of December 28, 2007, by and between ForeFront Holdings, Inc. and ForeFront (BVI) Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.2	Stock Purchase Agreement, dated as of December 31, 2007, by and among Stanford Venture Capital Holdings, Inc., Stanford International Bank Ltd., ForeFront (BVI) Ltd., ForeFront Holdings, Inc., ForeFront Group, Inc., ForeFront Multimedia, LLC and Miller Golf Company (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.3	Share Exchange Agreement, dated as of December 31, 2007, by and among ForeFront (BVI) Ltd., ForeFront Holdings, Inc., Hisense Co. Ltd., Qingdao Hisense Electronic Holding Ltd. and Ligent Photonics, Inc. (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.4	Agreement and Plan of Merger, dated as of December 31, 2007, by and among Ligent International, Inc., ForeFront (BVI) Ltd., ForeFront Holdings, Inc. and Hisense Co. Ltd. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.5	Framework Agreement, dated December 31, 2007, among Qingdao Hisense Electric Ltd., ForeFront (BVI) Ltd. and ForeFront Holdings, Inc. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.6	Common Stock Purchase Agreement, dated as of December 31, 2007, among Broadband Multimedia Systems, Ltd. and Stanford International Bank Ltd. (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.7	Agreement and Plan of Merger, dated as of December 31, 2007, by and among Broadband Multimedia Systems, Ltd., ForeFront (BVI) Ltd. and Stanford International Bank Ltd. (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.8	Articles and Plan of Merger, dated as of December 31, 2007, between ForeFront Holdings, Inc. and ForeFront (BVI) Ltd. (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.9	Indemnification Agreement, dated December 31, 2007, between Stanford International Bank Ltd. and ForeFront (BVI) Ltd. (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.10	Letter Agreement, dated as of December 31, 2007, by and among Stanford Venture Capital Holdings, Inc., Stanford International Bank Ltd., ForeFront Holdings, Inc., ForeFront Group, Inc., ForeFront (BVI) Ltd., ForeFront Multimedia, LLC, Miller Golf Company, Broadband Multimedia Systems, Ltd., Ligent International, Inc., Ligent Photonics, Inc., Hisense Co. Ltd., Qingdao Hisense Electronic Holding Ltd., Qingdao Hisense Electric Ltd. and Hisense Optoelectronic Technologies Co. (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

10.11	Form of Warrant (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K, dated January 4, 2008).

99.1	Press release dated May 27, 2008